Exhibit 99.1

FOR RELEASE ON FEBRUARY 2, 2018

TESARO TO ANNOUNCE FOURTH-QUARTER 2017 FINANCIAL RESULTS

ON FEBRUARY 27, 2018

WALTHAM, MA – February 2, 2018 – TESARO, Inc. (NASDAQ: TSRO) will announce fourth-quarter 2017 financial results on Tuesday, February 27, 2018, after the close of the U.S. financial markets. During the conference call and live audio webcast at 4:15 p.m. ET on February 27, 2018, TESARO’s senior management team will discuss the Company’s operating results in greater detail, as well as the status of its development programs and commercial products. For the month of December, ZEJULA®  achieved approximately 60% market share in the U.S. among PARP inhibitors utilized in patients with ovarian cancer, according to IntrinsiQ. This market-leading share position in ovarian cancer is consistent with the share ZEJULA achieved in prior months. Additional details will be discussed on the February 27, 2018 webcast.

This quarterly earnings call will be available via phone and webcast. The conference call dial-in information is listed below. To access the webcast, please log on to the TESARO website at www.tesarobio.com at least 15 minutes prior to the start of the call to ensure adequate time for any software downloads that may be required.

******************CONFERENCE CALL & WEBCAST INFORMATION******************

TESARO will host a conference call and live audio webcast to discuss its fourth-quarter financial results.

WHEN: Tuesday, February 27, 2018 at 4:15 p.m. ET
LIVE DOMESTIC & CANADA CALL-IN: (877) 853-5334
LIVE INTERNATIONAL CALL-IN: (970) 315-0307
THIS CALL WILL ALSO BE BROADCAST LIVE, LISTEN ONLY, VIA THE WEB AT: www.tesarobio.com

A replay will be available for 30 days at www.tesarobio.com.

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IntrinsiQ Data is Copyright 2016, IntrinsiQ Specialty Solutions, Inc., an AmerisourceBergen Specialty Group company. All rights reserved. Data refresh as of January 23, 2018.

To the extent that statements contained in this press release are not descriptions of historical facts regarding TESARO, they are forward-looking statements reflecting the current beliefs, estimates and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions, or circumstances) are intended to identify such forward-looking statements.  For example, the information in this press release relating to the Company’s statement that ZEJULA achieved 60% market share among PARP inhibitors utilized in patients with ovarian cancer for the month of December is a forward-looking statement reflecting the current belief and best estimate of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This statement and other forward-looking statements contained herein involve substantial risks and uncertainties including, among others, risks and uncertainties associated with the completion of the integrated audit of the Company’s financial statements for the year ended December 31, 2017.  Our estimate of the ZEJULA market share should not be used to extrapolate or estimate potential revenues from sales of ZEJULA for any period, as the determination of such revenues is subject to a number of risks, uncertainties, and estimates which are unknown.  Accordingly, any estimates of revenues for such periods would be highly speculative and unreliable. TESARO undertakes no obligation to update or revise any such forward-looking statements. For a further description of the risks and uncertainties relating to the business of the Company in general, see TESARO’s Annual Report on Form 10-K for the year ended December 31, 2016, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

About TESARO

TESARO is an oncology-focused biopharmaceutical company devoted to providing transformative therapies to people bravely facing cancer. For more information, visit www.tesarobio.com, and follow us on Twitter and LinkedIn.

Investor/Media Contacts:

Jennifer Davis

Vice President, Corporate Communications and Investor Relations

+1.781.325.1116 or jdavis@tesarobio.com

Kate Rausch

Associate Director, Investor Relations

1.781-257-2505 or krausch@tesarobio.com